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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our Report dated May 5, 2000 in Amendment No. 1 to the Registration Statement (Form S-1 No. 33-37896) and related Prospectus of Millennium Cell LLC for the registration of its common stock.



                                                           /s/ Ernst & Young LLP





New York, New York
July 14, 2000